                                  EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement of All American Food Group, Inc. on Form S-8 of our report, dated February 7, 1998, on our audits of the consolidated financial statements of All American Food Group as at October 31, 1997 and 1996, and for the years ended October 31, 1997 and October 31, 1996.

DelSanto and DeFreitas
Closter, New Jersey

April 23, 1998

                                  12